SCHEDULE 14C INFORMATION


     Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement


                                SyCoNet.Com, Inc.
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title   of   each   class   of   securities   to   which   transaction
          applies:______________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________
          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:______________________
          ______________________________________________________________________

     (5)  Total fee paid:_______________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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     (1)  Amount Previously Paid:_______________________________________________

     (2)  Form, Schedule or Registration Statement No.:_________________________

     (3)  Filing Party:_________________________________________________________

     (4)  Date Filed:___________________________________________________________



                                SYCONET.COM, INC.
                                9105C Owens Drive
                               Manassas, VA 20111
                                 (703) 366-3900


                              INFORMATION STATEMENT

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY


                                  INTRODUCTION

     This Information Statement is being furnished to the stockholders of SyCoNet.Com, Inc., a Delaware corporation (the "Company"), as of March 28, 2000, in connection with the approval of an amendment to the Company's Certificate of Incorporation (the "Amendment") by the written consent of the holders of a majority in interest of the Company's outstanding Common Stock ("Common Stock"), being the Company's sole voting capital stock, increasing the number of the Company's authorized Common Stock from fourteen million five hundred thousand (14,500,000) to eighty-five million (85,000,000) shares, and increasing the number of the Company's authorized Preferred Stock from five hundred thousand (500,000) to one million (1,000,000) shares. The Amendment, which the Company's Board of Directors unanimously found advisable, will be filed with the Secretary of the State of Delaware and will become effective on or about 20 calendar days from the date of this Information Statement.

     If the Amendment was not adopted by written consent, it would have been required to be considered by the Company's stockholders at a special stockholders meeting convened for the specific purpose of approving the Amendment or at an annual stockholders meeting. The elimination of the need for such a stockholders meeting is made possible by Section 228 of the Delaware General Corporation Law (the "Delaware Law"), which provides that substituted for such a

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stockholders  meeting may be the written  consent of the holders of  outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Pursuant to Section 242 of the Delaware Law, a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class of stock entitled to vote thereon as a class, is required in order to amend the Company's Certificate of Incorporation. In order to eliminate the costs and time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company as hereafter described, the Company elected to seek the written consent of the holders of a majority in interest of its voting capital stock.

     The Company is authorized to issue up to 14,500,000 shares of Common Stock and 500,000 shares of Preferred Stock. The Common Stock is the sole class of issued and outstanding stock of the Company, and each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders. Stockholder approval of the Amendment therefore requires the written consent of the holders of a majority of the outstanding Common Stock. At March 28, 2000, there were 12,834,958 shares of Common Stock issued and outstanding and 90 holders of record of Common Stock. By written consent in lieu of meeting, holders of an aggregate of 6,501,256 shares of Common Stock, representing approximately 51% of the outstanding voting power, approved the Amendment.

     Under applicable federal securities laws, the Amendment cannot be effected until at least 20 calendar days after this Information Statement is sent or given to the stockholders of the Company. The approximate date this Information Statement is first being sent or given to stockholders is May 27, 2000.

AMENDMENT OF CERTIFICATE OF INCORPORATION

     In March 2000, the Board of Directors of the Company declared advisable an amendment to Article Fourth of the Company's Certificate of Incorporation increasing the number of authorized shares of (1) Common Stock from fourteen million five hundred thousand (14,500,000) to eighty-five million (85,000,000) shares, par value $.0001, and (2) Preferred Stock from five hundred thousand (500,000) to one million (1,000,000) shares, par value $.0001. The complete text of the proposed amendment to the


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Company's  Certificate  of  Incorporation  is set forth as  Exhibit  "A" to this
Information Statement.

     By written consent in lieu of a meeting, stockholders owning as of March 28, 2000, a majority of the outstanding Common Stock approved the Amendment.

EFFECT OF THE AMENDMENT

     After the Amendment becomes effective, the Company will have authorized eighty-five million (85,000,000) shares of Common Stock and one million (1,000,000) shares of Preferred Stock. This change does not effect the relative rights or privileges of the holders of the currently outstanding Common Stock, and the newly authorized shares of Common and Preferred Stock will have the same rights as the presently authorized shares of Common and Preferred Stock.

     There can be no assurances, nor can the Board of Directors of the Company predict, what effect, if any, the increase in authorized Common Stock and Preferred Stock will have on the market price of the Company's Common Stock.

     Under Delaware law, stockholders are not entitled to dissenters' rights of appraisal as a result of the Amendment.

REASON FOR THE AMENDMENT

     In unanimously recommending the Amendment, the Board of Directors was principally influenced by the Company's need (1) to have available sufficient Common Stock to perform its commitments to issue a substantial number of shares of Common Stock pursuant to outstanding stock options, its December 1999 $2,000,000 Funding Agreement with Alliance Equities, Inc. ("Alliance") and
Alliance's related 600,000 share Common Stock Purchase Warrant and (2) have available sufficient additional authorized capital stock to give the Company the capability to (a) raise the substantial additional capital it currently requires to maintain its operations and implement its business plan (the Company's principal source of funding since its inception has been private placements of equity


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securities),  (b)  make  acquisitions  and  (c)  attract  and  retain  qualified personnel by offering stock options.


Manassas, Virginia                          By Order of the Board of Directors
May 27, 2000

                              By: /s/ Sy Robert Picon
                                  ---------------------------------------------
                                      Sy Robert Picon
                                      Chief Executive Officer


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                                                                     EXHIBIT "A"


                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                SYCONET.COM, INC.


               (under Section 242 of the General Corporation Law)


     The  undersigned  corporation,   in  order  to  amend  its  Certificate  of
Incorporation, hereby certifies as follows:

FIRST:   The name of the corporation is: SYCONET.COM, INC.

SECOND: The corporation hereby amends its Certificate of Incorporation as follows:

     Paragraph FOURTH of the Certificate of Incorporation, relating to the Corporation's authorized shares of capital stock, is hereby amended to read as follows:

          "FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is eighty-six million (86,000,000) shares, of which eighty-five million (85,000,000) shares shall be designated common stock and shall have a par value of $.0001 per share and one million (1,000,000) shares shall be designated preferred stock and shall have a par value of $.0001 per share.

THIRD: The amendment effected herein was authorized by written consent of the holders of a majority of the outstanding shares entitled to vote thereon; written notice of this corporate action has been given to all stockholders entitled to vote thereon who did not consent in writing to such action pursuant to Sections 228 and 242 of the General Corporation Law of the State of Delaware.

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     IN WITNESS WHEREOF,  I hereunto sign my name and affirm that the statements made herein are true under the penalties of perjury, this _____ day of _________, 2000.




                                              /s/ Sy R. Picon
                                              ----------------------------------
                                              Sy R. Picon
                                              President and
                                              Chief Executive Officer



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